SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: July 1, 1999




                       CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


          MINNESOTA                   0-21534                   41-1663712
      (State or other          (Commission File No.)      (IRS Employer ID No.)
       jurisdiction
     of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
                    (Address of principal executive offices)


                                 (612) 925-8840
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

         (a) On June 22, 1999, at the Registrant's Annual Meeting of Shareholders, the Registrant announced that it will now be doing business as iNTELEFILM(SM) Corporation.

         (b) Reference is made to the Press Release issued to the public by the Registrant on July 1, 1999, and attached hereto as an exhibit, relating to the announcement of the change in the Registrant's ticker symbol from AAHS to FILM.

         (c) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB for the year ended December 31, 1998.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             99.1 Press Release dated July 1, 1999.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 1999                     CHILDREN'S BROADCASTING CORPORATION



                                        BY:     /s/James G. Gilbertson
                                                --------------------------------
                                                James G. Gilbertson
                                        ITS:    Chief Financial Officer and
                                                Chief Operating Officer


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                                  EXHIBIT INDEX


99.1  Press Release dated July 1, 1999.